UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

April 24, 2002

TO THE SHAREHOLDERS OF UNITED BANCSHARES, INC.:

You are cordially invited to attend the Annual Meeting of the Shareholders of United Bancshares, Inc. to be held on April 24, 2002 at 7:30 p.m. at the VFW Hall located at 218 E. Sycamore Street, Columbus Grove, Ohio, for the purpose of considering and acting on the following:

1.

Amending and restating the Articles of Incorporation of United Bancshares, Inc.;

2.

Adopting new Regulations of United Bancshares, Inc.;

3.

Electing directors to serve until the 2003 Annual Meeting; and

4.

Transacting such other business as may properly come before the meeting or any adjournment thereof.

THE EFFECT OF THE AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION WILL, AMONG OTHER THINGS, BE TO DO BOTH OF THE FOLLOWING:

(i)

TO PERMIT A MAJORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS TO ELECT OR REMOVE EVERY DIRECTOR; AND

(ii)

TO PRECLUDE A MINORITY OF A QUORUM OF THE VOTING POWER IN THE ELECTION OR REMOVAL OF DIRECTORS FROM ELECTING OR PREVENTING THE REMOVAL OF ANY DIRECTOR.

Shareholders of record at the close of business on March 6, 2002 will be entitled to vote at the meeting.

March 20, 2002

By Order of the Board of Directors

E. Eugene Lehman

President

IMPORTANT

A proxy statement and proxy are submitted herewith.  As a shareholder, you are urged to complete and mail the proxy promptly whether or not you plan to attend this annual meeting in person.  The proxy is revocable at any time prior to the exercise thereof by written notice to the company, and shareholders who attend the annual meeting may withdraw their proxies and vote their shares personally if they so desire.

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PROXY STATEMENT

UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

ANNUAL MEETING OF SHAREHOLDERS

April 24, 2002

INTRODUCTION

The enclosed proxy is solicited by the Board of Directors of United Bancshares, Inc. (also referred to in this Proxy Statement as "United Bancshares" or the "Company"), in connection with the Annual Meeting of Shareholders to be held at 7:30 p.m. on April 24, 2002 at the VFW Hall located at 218 E. Sycamore Street, Columbus Grove, Ohio (the “Annual Meeting”), or at any adjournments thereof.

The Annual Meeting has been called for the following purposes: (i) to amend the Articles of Incorporation of the Company, (ii) to adopt new Regulations of the Company, (iii) to elect the entire Board of Directors, each to serve for a one-year term, and (iv) to transact any other business that may properly come before the Annual Meeting or any adjournments thereof.

This Proxy Statement and the accompanying Notice of Annual Meeting are being mailed to Shareholders on or about March 20, 2002.

REVOCATION OF PROXIES, DISCRETIONARY

AUTHORITY AND CUMULATIVE VOTING

Shares of United Bancshares common stock (the “Common Stock”) can be voted at the Annual Meeting only if the shareholder is represented by proxy or is present in person.  Shareholders who execute proxies retain the right to revoke them at any time.  Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof.  Proxies may be revoked by (i) written notice to the Secretary of United Bancshares (addressed to: United Bancshares, Inc., 100 South High Street, Columbus Grove, Ohio 45830, Attention: Secretary) prior to the time the proxy is voted; or (ii) by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting; or (iii) in open meeting at any time before the proxy is voted.

Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein.  Where no instructions are indicated, properly executed proxies will be voted FOR the amendment to the Articles of Incorporation, FOR the adoption of new Regulations and FOR the nominees for director set forth in this Proxy Statement. The proxy confers discretionary authority on the proxy holder to vote with respect to (i) the election of any person as a director where the nominee is unavailable or unable to serve, (ii) matters incident to the conduct of the Annual Meeting and (iii) any other business that may properly come before the Annual Meeting or any adjournments thereof.  At this time it is not known whether there will be cumulative voting for the election of directors at the Annual Meeting.  Shareholders of United Bancshares have cumulative voting rights in connection with the election of directors if notice is given to the president or the secretary of United Bancshares, not less than 48 hours before the time fixed for holding the Annual Meeting, that any shareholder desires that the voting be cumulative.  Cumulative voting rights enable a shareholder to cumulate his or her voting power to give one candidate as many votes as the number of directors to be elected multiplied by the number of shares of Common Stock owned by that person, or to distribute his votes on the same principal among two or more candidates as the shareholder sees fit.  If any shareholder demands cumulative voting for the election of directors at the Annual Meeting, your proxy will give the proxy holder full discretion and authority to vote cumulatively, and in the proxy holder’s sole discretion, to allocate votes among any or all of the nominees, unless authority to vote for any or all of the nominees is withheld.

PERSON MAKING THE SOLICITATION

The enclosed proxy is being solicited by United Bancshares and the cost of soliciting proxies will be borne by United Bancshares.  In addition to use of the mails, proxies may be solicited personally or by telephone, electronic mail or facsimile by directors, officers and employees of United Bancshares who will receive no compensation in addition to their regular compensation.

VOTING SECURITIES

Each of the shares of United Bancshares Common Stock outstanding on March 6, 2002, the record date of the Annual Meeting, is entitled to one vote on all matters coming before the meeting.  As of January 31, 2002, United Bancshares had 3,593,564 shares of Common Stock issued and outstanding.  Only shareholders of record on the books of the Company on March 6, 2002 will be entitled to vote at the meeting either in person or by proxy.  The presence at the Annual Meeting of at least a majority of the shares, in person or by proxy, will be required to constitute a quorum at the Annual Meeting.

The following table sets forth, as of January 31, 2002, the ownership of Common Stock by management of United Bancshares, including (i) the Common Stock beneficially owned by each director, nominee for director and executive officer of United Bancshares and (ii) the Common Stock beneficially owned by all officers, directors and nominee for director as a group.  The number of shares listed for each person includes shares held in the name of spouses, minor children, certain relatives, trusts or estates whose share ownership under the beneficial ownership rules of the Securities and Exchange Commission is to be aggregated with that of the director or officer whose share ownership is shown.

Name	Position	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Outstanding(1)
Robert L. Dillhoff	Director	28,770 (2)	0.80%
Joe S. Edwards, Jr.	Director	185,101	5.15%
Thomas J. Erhart	Director	47,678(3)	1.33%
P. Douglas Harter	Director	35,472(4)	0.98%
E. Eugene Lehman	Director, President	72,217(5)	1.99%
Carl L. McCrate	Director, Treasurer	22,644(6)	0.63%
John P. Miller	Director	1,738(7)	0.05%
William R. Perry	Director	29,566(8)	0.82%
James N. Reynolds	Director, Chairman	60,760(9)	1.69%
H. Edward Rigel	Director	30,325(10)	0.84%
David P. Roach	Director	14,032(11)	0.39%
Daniel W. Schutt	Director	19,047(12)	0.53%
Bonita R. Selhorst	Vice President, Secretary	16,235(13)	0.45%
Brian Young	Chief Financial Officer	0	0.0%

All directors and officers as a group (14 persons)		563,585	15.31%

(1)

Reflects percentage ownership based on all issued and outstanding shares and the outstanding options of the respective individuals.

(2)

Includes (a) 5,686 shares owned by Mr. Dillhoff jointly with his spouse; (b) 874 shares owned by Mr. Dillhoff as custodian for his minor child; (c) includes 4,068 shares owned by Mr. Dillhoff through his IRA; and (d) options to purchase 10,976 shares of common stock.  Excludes options to purchase 2,744 shares that will not vest until May 28, 2002.

(3)

Includes (a) 6,721 shares owned by Mr. Erhart’s spouse; and (b) 13,575 held in a trust of which Mr. Erhart is a beneficiary.

(4)

Includes (a) 48 shares owned by Mr. Harter as custodian for his children; (b) 5,818 shares owned by Mr. Harter through his IRA; (c) 4,367 shares owned by Mr. Harter’s spouse either directly or through her IRA; and (d) options to purchase 10,976 shares of common stock.  Excludes options to purchase 2,744 shares that will not vest until May 28, 2002.

(5)

Includes (a) 132 shares owned by Mr. Lehman’s spouse; (b) 16,375 shares owned by Mr. Lehman through IRAs; (c) 22,724 shares allocated to Mr. Lehman under the Company’s Employee Stock Ownership Plan; and (d) 32,854 shares subject to option by Mr. Lehman.

(6)

Includes 9,771 shares owned by Mr. McCrate’s spouse.

(7)

Includes 249 shares allocated to Mr. Miller under the Company’s Employee Stock Ownership Plan.

(8)

Includes 1,302 shares owned by Mr. Perry as custodian for his minor child.

(9)

Includes (a) 56,420 shares owned in trust by Mr. Reynolds; and (b) 4,340 shares owned in trust by Mr. Reynolds’ spouse.

(10)

Includes 15,135 shares held in a trust of which Mr. Rigel is a co-trustee.

(11)

Includes options to purchase 8,575 shares of common stock.  Excludes options to purchase 3,431 shares that will not vest until May 28, 2002.

(12)

Includes (a) 2,606 shares allocated to Mr. Schutt under the Company’s Employee Stock Ownership Plan; and 16,291 shares subject to option by Mr. Schutt.

(13)

Includes (a) 7,521 shares allocated to Ms. Selhorst under the Company’s Employee Stock Ownership Plan; and (b) 6,946 shares subject to option by Ms. Selhorst.

PROPOSAL TO AMEND AND RESTATE

THE ARTICLES OF INCORPORATION

The Articles of Incorporation of United Bancshares were originally filed with the Ohio Secretary of State on August 7, 1985.  The Articles were amended and restated on November 27, 1985 and have been amended five times since then to increase the number of authorized shares to accommodate the Company’s growth since incorporation.  The Board of Directors has determined that it is in the best interests of the Company to amend and restate the Articles of Incorporation in order to modernize the Articles of Incorporation.  Specifically, the Board of Directors proposes to (i) amend Article IX to eliminate the cumulative voting rights of the shareholders, and (ii) add Article XI to eliminate the pre-emptive rights of the shareholders.  The Board of Directors is seeking to amend and restate the Articles of Incorporation in the form attached hereto as Appendix A.  The Amended and Restated Articles of Incorporation attached hereto as Appendix A are marked to reflect the proposed amendments.

As currently permitted by the Articles of Incorporation, cumulative voting rights enable a shareholder to cumulate his or her voting power to give one candidate as many votes as the number of directors to be elected multiplied by the number of shares of Common Stock owned by that person, or to distribute his votes on the same principal among two or more candidates as the shareholder sees fit.  Cumulative voting must be demanded by a shareholder at least 48 hours prior to a meeting held for the purpose of electing directors.  No shareholder of the Company has elected the application of cumulative voting rights in the history of United Bancshares.  The Board of Directors feels that cumulative voting rights are not appropriate for a publicly-held company and that such rights fail to offer to the shareholders the benefits intended for shareholders of smaller corporations.

Pre-emptive rights give the shareholders of the Company the right to subscribe for additional shares of common stock of the Company if additional shares of common stock are to be sold by United Bancshares.  Shareholders may subscribe for additional shares in proportion to the number of shares of common stock owned by them.  Pre-emptive rights do not exist with respect to shares that are offered or sold that are (i) treasury shares, (ii) issued as a share dividend or distribution, (iii) issued for consideration other than money, (iv) issued upon the exercise of options; (v) issued upon the conversion of convertible shares; or (vi) released from pre-emptive rights as provided by Ohio corporate law.  The Board of Directors has determined that the elimination of pre-emptive rights is in the best interest of the Company.  As a publicly-held company, the elimination of pre-emptive rights will give United Bancshares greater flexibility in raising additional capital if necessary.

The affirmative vote of the holders of two-thirds of the outstanding shares of United Bancshares common stock, or 2,395,710 shares, is necessary for the adoption of the proposed amendment and restatement of the Articles of Incorporation.  The resolution to be placed before the shareholders at the Annual Meeting is:

RESOLVED, that the Articles of Incorporation of United Bancshares, Inc. be amended and restated in its entirety in the form presented to the shareholders of the Company in the Proxy Statement for the 2002 Annual Meeting of Shareholders, which Amended and Restated Articles of Incorporation shall supercede all former Articles of Incorporation.

The Board of Directors recommends that you vote FOR the amendment and restatement of the Articles of Incorporation.

PROPOSAL TO ADOPT NEW REGULATIONS

The Code of Regulations of United Bancshares was originally adopted in August, 1985 at the time the Company was organized.  The Code of Regulations has been amended three times since it was adopted: twice to amend the section concerning the annual meeting of shareholders and once to amend the section concerning the mandatory retirement age of directors.  The Board of Directors has determined that it is in the best interest of the Company to adopt new Regulations that are more modern and more accurately reflect the current operation of the Company.  The proposed Regulations will replace the existing Code of Regulations.  The proposed Regulations are attached hereto as Appendix B.  The following is a brief summary of the significant differences between the existing Code of Regulations and the proposed Regulations.  We recommend that you read Appendix B in its entirety.

1.

Quorum for Meetings of Shareholders.  The current Code of Regulations provides that a majority of the outstanding capital stock of the Company shall constitute a quorum at any meeting of the shareholders.  Ohio corporate law (Ohio Revised Code Section 1701.01 et seq) specifies that  the shareholders present at a meeting, in person or by proxy, shall constitute a quorum.  The proposed Regulations mimic Ohio corporate law and provide that the shareholders present in person or by proxy at a meeting shall constitute a quorum unless a larger proportion of the shareholders is required to take an action specified in the notice of the meeting.  Pursuant to the proposed Regulations, if a larger proportion of the shareholders is required to take an action, a quorum shall only exist if there are shareholders present in person or by proxy at the meeting entitled to exercise the voting power required to take the action.  For example, since an amendment to the Articles of Incorporation of the Company requires the affirmative vote of two-thirds of the outstanding shares of Common Stock, at least two-thirds of the outstanding shares of Common Stock must be present, in person or by proxy, at the meeting called to amend the Articles of Incorporation in order for a quorum to exist.

2.

Shareholder Voting by Proxy.  The current Code of Regulations includes a section concerning the voting by shareholders by proxy.  Since this section of the Code of Regulations is very similar to Ohio corporate law, the Board of Directors proposes that the section be eliminated from the Regulations and that voting by proxy be governed by Ohio corporate law.  This will avoid potential conflicts that could arise if the Ohio Revised Code is ever amended without a corresponding change being made to the Regulations of the Company.  The only significant difference between the current Code of Regulations and Ohio corporate law concerning shareholder voting by proxy is that Ohio corporate law indicates that electronic mail is a sufficient communication to appoint a proxy, provided that the electronic mail is capable of authentication.

3.

Financial Reports.  The current Code of Regulations contains a section relating to financial reports to be furnished to the shareholders at the annual meeting.  Ohio corporate law similarly requires the Company to furnish financial reports.  Ohio corporate law provides that the financial statements shall be as of the end of the most recent fiscal year while the current Code of Regulations provides that the financial statements be as of a date not more than a four months prior to the annual meeting.  The Board of Directors desires to eliminate this discrepancy between the current Code of Regulations and Ohio corporate law.  The Board of Directors proposes that the section be eliminated from the Regulations and that financial statements to shareholders be governed by Ohio corporate law.

4.

Shareholder and Director Actions Without a Meeting.  The current Code of Regulations allows the shareholders and the directors to take actions without meetings by the unanimous written consent of the shareholders or the directors.  Ohio corporate law also permits these actions.  The Board of Directors seeks to remove these sections from the Regulations and allow these matters to be governed by Ohio corporate law.

5.

Nominations for Directors.  The current Code of Regulations provides a procedure by which shareholders may nominate individuals for election to the Board of Directors.  The proposed Regulations contain a similar provision with a more streamlined procedure for such nominations.  Under the proposed Regulations, a shareholder wishing to nominate a director must deliver notice of the shareholder’s intent at least 45 days prior to the corresponding date for the preceding year’s annual meeting.  For example, since the 2002 meeting is being held on April 24, 2002, a shareholder wishing to nominate a director at the 2003 Annual Meeting would have to provide a notice of this intent to the Company on or before March 10, 2003.  The current Code of Regulations provides that the notice be given not less than 14 days nor more than 50 days, and in many cases, only seven days, before a meeting.  The proposed nominating procedure provides a more definite time by which the nominating procedure must begin. The proposed nominating procedure will also give the Board of Directors an opportunity to evaluate a nominee and, in the Board’s discretion, include appropriate information in the annual proxy statement.

6.

Quorum for Meetings of Directors.  The current Code of Regulations provides that a majority of the directors shall constitute a quorum for purposes of conducting business at a meeting of the directors.  Ohio corporate law also defines a quorum as a majority of the directors, except that a majority of the directors in office shall constitute a quorum in connection with filling a vacancy on the Board of Directors.  The Board of Directors seeks to remove the applicable section from the Regulations and have the determination of whether a quorum exists governed by Ohio corporate law.

7.

Director Compensation.  The current Code of Regulations provides that the Board of Directors may, by resolution, set compensation for the directors for their service to the Company.  Ohio corporate law also permits compensation for the directors, however, this compensation must be reasonable.  The Board of Directors seeks to remove the applicable section from the Regulations and have matters concerning the compensation of directors governed by Ohio corporate law.

The affirmative vote of the holders of two-thirds of the outstanding shares of United Bancshares common stock, or 2,395,710 shares, is necessary for the adoption of the new Regulations.  The resolution to be placed before the shareholders at the Annual Meeting is:

RESOLVED, that the Regulations in the form presented to the shareholders of the Company in the Proxy Statement for the 2002 Annual Meeting of Shareholders, be adopted as the  Regulations of United Bancshares, which Regulations shall supercede all former Regulations or Codes of Regulations.

The Board of Directors recommends that you vote FOR the adoption of the proposed Regulations.

ELECTION OF DIRECTORS

United Bancshares’ Code of Regulations provide that its business shall be managed by a Board of Directors of not less than five and not more than 25 persons.  The Board of Directors currently consists of 12 directors.  The Board of Directors has nominated the persons indicated in the following table to serve until the 2003 Annual Meeting of Shareholders and until their respective successors are elected and qualified. Each of the nominees is an incumbent director whose present term will expire at the Annual Meeting.

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Nominees for Directors

Name	Age	Principal Occupation(1)	Positions Held with United Bancshares	Director of United Bancshares Since	Director of a subsidiary of United Bancshares Since
Robert L. Dillhoff	54	District Highway Management Administrator, Department of Transportation	Director	2001	1991
Joe S. Edwards, Jr.	59	Attorney at Law	Director	2000	1978
Thomas J. Erhart	76	Retired (Insurance agent)	Director	1985	NA(2)
P. Douglas Harter	54	Associate, Harter and Son Funeral Home	Director	2001	1969
E. Eugene Lehman	60	President of United Bancshares, Chairman of The Union Bank Company and Chairman of BancServices United, Inc.	Director and President	1989	1989
Carl L. McCrate	77	Retired (Hardware retail sales)	Director and Treasurer	1985	NA(3)
John P. Miller	41	President, Citizens Bank of Delphos(4)	Director	2001	2001
William R. Perry	43	Farmer	Director	2000	1991
James N. Reynolds	64	Chairman of United Bancshares and The Bank of Leipsic Company	Director and Chairman	2000	1966
H. Edward Rigel	59	Farmer	Director	2000	1980
David P. Roach	51	President, Vogel Roach Corp. (radio broadcasting company)	Director	2001	1997
Daniel W. Schutt	54	President, The Union Bank Company(5)	Director	1998	1998

(1)

Except as indicated, each nominee has held the occupation identified for at least five years preceding the date of this Proxy Statement.

(2)

Mr. Erhart served as a director of The Union Bank Company from 1961 through 1998.

(3)

Mr. McCrate served as a director of The Union Bank Company from 1978 through 1996.

(4)

Mr. Miller has been President of Citizens Bank of Delphos since March, 2001.  Prior to joining Citizens Bank of Delphos, Mr. Miller was employed as a Vice President from January, 2001 to March, 2001, and as an Assistant Vice President from December, 1997 to January, 2001, of Community First Bank & Trust, Delphos, Ohio.  From April, 1990 to December, 1997, Mr. Miller was employed as an Assistant Vice President of KeyBank, Delphos, Ohio.

(5)

Mr. Schutt has been President of The Union Bank Company since July, 1998.  Prior to joining The Union Bank Company, Mr. Schutt was the President and Chief Executive Officer of Antwerp Exchange Bank Company, Antwerp, Ohio

The 12 nominees for director of United Bancshares receiving the most votes will be elected as directors.  The Board of Directors recommends that shareholders vote FOR the election of the nominees.

It is intended that Common Stock represented by the accompanying form of proxy will be voted FOR the election of the nominees, unless contrary instructions are indicated as provided on the proxy card.  (If you do not wish your shares to be voted for particular nominees, please so indicate on the proxy card).  If one or more of the nominees should at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect the remaining nominees and any substitute nominee or nominees designated by the Board of Directors.  The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.  At this time it is not known whether there will be cumulative voting for the election of directors at the Annual Meeting.

DIRECTORS AND EXECUTIVE OFFICERS

The table identified as “Nominees for Directors,” beginning on page 7, sets forth certain information concerning each of the current directors of United Bancshares, all of whom are being nominated for re-election to the Board of Directors.  There are two officers of the Company who are not also directors of the Company and information concerning these officers is provided in the following table.

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Name	Age	Principal Occupation	Positions Held with United Bancshares	Officer of United Bancshares Since	Officer of a subsidiary of United Bancshares Since
Bonita R. Selhorst	55	Vice President and Secretary of United Bancshares, Inc.; Vice President of The Union Bank Company	Secretary and Vice President	1986	1989
Brian Young	35	Chief Financial Officer, United Bancshares, Inc.(1)	Chief Financial Officer	2001	NA

(1)

Mr. Young has been Chief Financial Officer of United Bancshares since October, 2001.  Prior to joining the Company, Mr. Young was Chief Financial Officer of Unidyne Corp., Phoenix, Arizona from February, 2000 to September, 2001.  From May, 1999 to February, 2000, Mr. Young was employed in the SEC reporting department of Janex International, Inc., a manufacturer of children’s toys and educational products, in Phoenix, Arizona.  From February, 1998 to May, 1999, Mr. Young was employed as the controller of Cowley Companies, Inc., a real estate management and investment company located in Phoenix Arizona.  From 1991 to 1998, Mr. Young was self-employed as an accountant in Lima, Ohio.

CERTAIN BENEFICIAL OWNERS

Under Rule 13(d) of the Securities Exchange Act of 1934, a beneficial owner of a security is any person who directly or indirectly has or shares voting power or investment power over such security.  Such beneficial owner under this definition need not enjoy the economic benefit of such securities.  The shareholder identified in the following table is deemed to be beneficial owner of 5% or more of the Common Stock of United Bancshares as of January 31, 2002.  The Company is not aware of any other shareholder beneficially owning 5% or more of the Company’s Common Stock.

Title of Class	Name and Address of Beneficial Owner	Numbers of Shares Beneficially Owned	Percent of Class
Common	Joe S. Edwards, Jr. 2626 Shoreline Drive Lima, Ohio 45805	185,101	5.15%

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the ordinary course of conducting its business, United Bancshares, for itself or through its banking subsidiaries, may engage in transactions with the employees, directors and managers of United Bancshares, The Union Bank Company, The Bank of Leipsic Company, Citizens Bank of Delphos and BancServices United, Inc. which may include, but not be limited to, loans.  As required by and in compliance with Ohio banking law and the laws governing federally-chartered savings banks, all banking transactions with directors, employees or managers of United Bancshares, or its subsidiaries, are conducted on the same basis and terms as would be provided to any other bank customer.  In addition, each of these transactions was made on terms similar to those that could have been negotiated with an unaffiliated third party.

To the knowledge of United Bancshares, no director, officer or affiliate of the Company, owner of record or beneficially of more than 5% of the Company's Common Stock, or any associate of any such director, officer, affiliate of the Company or security holder, is an adverse party to the Company or any of its subsidiaries or has a material interest that is adverse to the Company or any of its subsidiaries.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires United Bancshares' officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.  Officers, directors and greater than 10% shareholders are required to furnish United Bancshares with copies of all Section 16(a) forms they file.  During 2001, Robert L. Dillhoff, P. Douglas Harter, John P. Miller and David P. Roach, all of whom are directors of the Company, failed to file a Form 3 within the required filing time as a result of difficulties experienced in incorporating the former shareholder records of Delphos Citizens Bancorp into the shareholder records of United Bancshares.  Each of these persons filed a Form 3 shortly after the shareholder record conversion was complete.  Based solely on the Company's review of the Section 16(a) forms received by it and by statements of officers and directors concerning their compliance with the applicable filing requirements and with the exception of the directors identified above, the officers, directors and greater than 10% beneficial owners of United Bancshares have complied with all applicable filing requirements.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors met nine times during the fiscal year ended December 31, 2001.  Each incumbent director attended at least 87% of the total number of Board meetings and eight of the directors attended 100% of the total number of meetings.  Directors receive $3,000 annual compensation for their service on the Board of Directors of United Bancshares.  Inside directors are not compensated for their services as directors beyond their salaries received from United Bancshares or its subsidiaries.  Ten of the directors of United Bancshares also serve as directors of one of United Bancshares’ depository subsidiaries: The Union Bank Company, The Bank of Leipsic Company or Citizens Bank of Delphos.  One of the directors also serves as a director of BancServices United, Inc., the non-depository subsidiary of the Company.  Each of the outside directors may receive additional compensation for their services as a director of a subsidiary.

The Company has an Audit Committee the members of which are Robert L. Dillhoff, Joe S. Edwards, Jr., Thomas J. Erhart, P. Douglas Harter, Carl L. McCrate, William R. Perry, H. Edward Rigel and David P. Roach.  The Audit Committee was created and a written charter for the Audit Committee was adopted on August 8, 2000.  All of the members of the Audit Committee are independent directors as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.  The Audit Committee makes recommendations to the Board of Directors concerning the engagement of independent auditors, reviews with the independent auditors the plans and results of the annual audit, and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met a total of two times during the fiscal year ended December 31, 2001.

United Bancshares has not designated a nominating committee or compensation committee.  Decisions concerning nominees are made by the Board of Directors of the Company and decisions concerning director and executive officer compensation are made by the Board of Directors of the Company and the Board of Directors of the applicable subsidiary of the Company.

Audit Committee Report

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission.

The Audit Committee has reviewed and discussed the audited consolidated financial statements with management.  The committee has also reviewed and discussed with Clifton Gunderson LLP, the Company’s independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented.

The Audit Committee also has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), as may be modified or supplemented and, as required, has discussed with Clifton Gunderson its independence.

Management of the Company is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles.  The Company’s auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.  It is not the Audit Committee’s duty or responsibility to conduct auditing or accounting reviews or procedures.  Members of the Audit Committee are not employees of the Company and are not accountants or auditors by profession or experts in the fields of accounting or auditing.  The Audit Committee has relied on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and on the representations of the independent auditors included in their report on United Bancshares’ financial statements.  The Audit Committee’s oversight does not provide its members with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the audit of the Company’s financial statements has been carried out in accordance with auditing standards generally accepted in the United States of America.

Based on the foregoing discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

This report has been provided by the Audit Committee:

Robert L. Dillhoff

Joe S. Edwards, Jr.

Thomas J. Erhart

P. Douglas Harter

Carl L. McCrate

William R. Perry

H. Edward Rigel

David P. Roach

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the compensation paid by United Bancshares on a consolidated basis to the chief executive officer and the one other named executive officer whose total compensation exceeded $100,000 for the year ended December 31, 2001.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Comp. (1)	Rest. Stock Award	Securities Underlying Options/SAR (#)	All Other Compensation(1)
E. Eugene Lehman –Chief Executive Officer and President of United Bancshares	2001 2000 1999	$115,593 $115,593 $108,460	$ 0 $ 0 $ 15,000	NA NA NA	NA NA NA	NA NA NA	$28,099 $30,422 $32,484
Daniel W. Schutt – President, Chief Operations Officer & Chief Loan Officer of The Union Bank	2001 2000 1999	$107,059 $103,642 $ 97,653	$ 0 $ 0 $ 5,500	$7,896 (2) $8,135 (2) $8,467 (2)	NA NA NA	NA NA NA	$18,356 $20,417 $18,686

(1)

Amounts included as "All Other Compensation" for Mr. Lehman and Mr. Schutt consist of discretionary contributions to the 401(k) plan; matching contributions to the 401(k) plan; and accruals to the company's supplemental employee retirement plan.

(2)

The amount reflected as "Other Annual Compensation" for Mr. Schutt represents the value of personal use of a corporate automobile and, in 1999, the cost of an airline ticket for his spouse.

The following table sets forth information regarding stock options and stock appreciation rights, and the value thereof, of the named executive officers as of December 31, 2001.

Aggregated Option/SAR Exercises in 2001 and December 31, 2001 Option/SAR Value
Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options/SAR's at December 31, 2001		Value of Unexercised in-the-Money Options/SAR's at December 31, 2001

			Exercisable	Unexercisable	Exercisable	Unexercisable

E. Eugene Lehman	0	0	32,854	0	$173,748	$0
Daniel W. Schutt	0	0	41,902	0	$0	$0

#

Employment Agreement

Daniel W. Schutt is the only named executive officer of the Company with an employment agreement in effect currently.  Pursuant to this employment agreement, entered into June 12, 1988, Mr. Schutt will serve as the President, Chief Operating Officer and Chief Loan Officer of The Union Bank Company.  The term of the agreement is from July 1, 1998 through June 30, 2003.  The agreement provides for an initial annual base salary of $95,000, which may be increased by the agreement of the parties, and further entitles Mr. Schutt to participate in all employee benefit plans and practices of The Union Bank Company.  The agreement also entitled Mr. Schutt to a cash bonus of $20,000 upon starting employment with The Union Bank Company and granted 15,989 stock options at a price of $11.00 per share and 25,611 stock appreciation rights at $11.00 per right.  The agreement also provides Mr. Schutt with the use of a vehicle and provides that Mr. Schutt will be appointed to the board of directors of the bank.  If the bank terminates the agreement without cause, Mr. Schutt will be entitled to receive a lump sum severance payment in an amount equal to the annual base salary remaining until the termination date of the agreement.  The agreement includes a covenant not to compete by Mr. Schutt during the term of the agreement and for a period of one year after its termination.

Benefit Plans

Incentive Stock Option and Nonstatutory Stock Option Plan.  United Bancshares has in place an Incentive Stock Option and Nonstatutory Stock Option Plan which was approved by the shareholders in April, 1995 for the purpose of attracting and retaining key officers, employees and directors.  The plan provides for the grant of incentive stock options, non-qualified stock options and stock appreciation rights.

The maximum number of shares that may be optioned under the plan was originally 17,120.  Due to subsequent stock splits and stock dividends, this number would be equivalent to 232,415 shares of current stock.  As of April 2, 2002, United Bancshares had granted options for all of these shares.  Certain of the grants have been exercised.  Remaining exercisable options of 95,214 shares are still issued and outstanding.

The plan is administered by the Stock Option Plan Committee, which consists of the following four members: E. Eugene Lehman, Heather Oatman, Nancy Rumschlag and Bonita Selhorst.  The committee is appointed by the United Bancshares Board of Directors.  The committee is responsible to the Board of Directors for the operation and administration of the plan and makes recommendations to the Board of Directors with respect to those persons who should participate in the plan and the extent of that participation.

Under the plan, the Board of Directors, upon the recommendation of the committee, was permitted to grant nonstatutory stock options to any director and incentive stock options or nonstatutory stock options to any officer, key executive, administrative or other employee of the Company.  The Board of Directors was also permitted to grant stock appreciation rights to any participant receiving options.

The options granted under this plan are evidenced by a stock option agreement which may not be the same for participants granted options at different times.  The option agreements may contain conditions regarding employment and noncompetition terms.  The terms of the options provide that no option is exercisable prior to one year nor after ten years from the date of the grant of the option.

Stock Option Plan.  United Banschares will continue to administer the Stock Option Plan formerly maintained by Delphos Citizens Bancorp.  This Stock Option Plan was effective May 28, 1997.  All options to be granted under this plan were granted prior to the merger of Delphos Citizens Bancorp with and into United Bancshares.  However, options to purchase 68,603 shares that were previously granted expired in May, 2001 and these options may be reissued by the Board of Directors upon the recommendation of the stock option committee of the Company.  Exercisable options to purchase 94,329 shares, as converted pursuant to the terms of the Affiliation Agreement between Delphos Citizens Bancorp and United Bancshares, are currently issued and outstanding.

The options granted, or to be granted under this plan, are evidenced by a stock option agreement which may not be the same for participants granted options at different times.  The option agreements may contain conditions regarding employment and noncompetition terms.

Executive Supplemental Income Plan.  The Union Bank Company sponsors the Executive Supplemental Income Plan, a non-qualified retirement plan that benefits certain individuals designated by the Board of Directors the bank.  The supplemental income plan provides eligible individuals with supplemental retirement benefits, the amount of which is based upon the individual’s years of service with The Union Bank Company.  Currently, Mr.  Lehman and Mr. Schutt are among those persons who participate in the plan.

The supplemental income plan also provides benefits to those designated individuals who die prior to reaching normal retirement age or who become disabled.  In addition, the supplemental income plan provides that the designated individuals who are covered under the plan will become fully vested in his or her benefit upon a change in control.  Upon a change in control, The Union Bank Company and the designated individual may agree to accelerate the payment of benefits provided under the plan.  Upon such an event, the benefit will be distributed in a single payment in an amount equal to the present value of the designated individuals benefit discounted at an 8% interest rate.  Benefits under the supplemental income plan become payable when the designated individual’s employment terminates with The Union Bank Company due to normal retirement, early retirement, death or disability.

Board of Directors of Report on Executive Compensation

The Board of Directors of the Company and the boards of directors of each subsidiary are responsible for developing the Company's executive compensation principles, policies and programs, including the compensation to be paid to the Chief Executive Officer and the amount paid to each of the other executive officers of the Company and the subsidiaries.  E. Eugene Lehman and Daniel W. Schutt, both of whom are named executive officers and directors of United Bancshares and The Union Bank Company, and John P. Miller, a director of United Bancshares and an executive officer of Citizens Bank of Delphos, participate in the deliberations of the respective boards of directors concerning executive officer compensation.

The Company's compensation programs are designed to provide its executive officers with market competitive salaries and the opportunity to earn incentive compensation related to performance expectations identified by the Company’s Board of Directors and the boards of directors of the subsidiaries.  The objectives of the Company's executive compensation program are to:

(a)

Support the achievement of the Company's annual and long-term goals and objectives as determined annually by the Company’s Board of Directors;

(b)

Establish base salaries targeted at a median level for comparable positions within a comparison group of companies in the banking industry (the "Comparison Group"), with incentive opportunities designed to pay total compensation that are above average for outstanding bank performance; and

(c)

Provide compensation plans and arrangements that encourage the retention of better-performing executives.

The Company’s executive compensation policies seek to provide an opportunity for compensation that varies with performance and which compares favorably to levels provided to executives within the Comparison Group.

The Company seeks to set base salaries for the Company's and each subsidiary’s executive officers at levels which are competitive with median levels for executives with similar roles and responsibilities within the Comparison Group.  In setting annual salaries for individuals, the Board of Directors first considers the compensation paid for similar positions in the banking industry and the executive's experience, level and scope of responsibility as a benchmark reference.  The Board of Directors then considers the individual performance of the executive measured against the Company's expectations in developing its salary increase recommendations.

The compensation of executive officers of the Company and each of the subsidiaries includes (i) base salary, (ii) annual cash bonuses, and (iii) other annual compensation in the form of fringe benefits such as use of a vehicle.  Executive officers also receive various benefits generally available to all employees of the Company, such as participation in a defined contribution profit-sharing plan and medical plans.

The Board of Directors of United Bancshares:

Robert L. Dillhoff	P. Douglas Harter	John P. Miller	H. Edward Rigel
Joe S. Edwards, Jr.	E. Eugene Lehman	William R. Perry	David P. Roach
Thomas J. Erhart	Carl L. McCrate	James N. Reynolds	Daniel W. Schutt

PERFORMANCE GRAPH

The following graph provides an indication of cumulative total shareholder returns for the Company as compared with the Nasdaq Total US Index and the Nasdaq Bank Stock Index.  This graph covers the period from February 1, 2000 through December 31, 2001.   The cumulative total shareholder returns included in the graph for June 30, 2000, December 31, 2000, June 30, 2001 and December 31, 2001 reflect the returns for the shares of Common Stock of United Bancshares.  The information provided in the graph assumes that $100 was invested on February 1, 2000 in United Bancshares Common Stock, the Nasdaq Total US Index and the Nasdaq Bank Stock Index, and that all dividends were reinvested.

[Performance Graph]

#

INDEPENDENT PUBLIC ACCOUNTANTS

The principal accountant selected by the Board of Directors for the current year is Clifton Gunderson LLP, 1400 Edison Plaza, 300 Madison Avenue, Toledo, Ohio 43604.  A representative of the principal accountant will be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.  United Bancshares dismissed its former independent auditor, E.S. Evans and Company, on May 3, 2000 upon the recommendation and approval of the Board of Directors.  The reports on the financial statements for the past two years did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified as to uncertainty, audit scope or accounting principles.  In the past two years, there have been no disagreements with E.S. Evans and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.  United Bancshares engaged Clifton Gunderson LLP as its new independent auditor on May 4, 2000.

Audit Fees

The aggregate fees billed by Clifton Gunderson for professional services rendered for the audit of the Company’s annual consolidated financial statements for the 2001 fiscal year and the reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for the 2001 fiscal year (collectively, the “audit services”) were $59,200.00.

Financial Information Systems Design and Implementation and Other Services

There were no services rendered or fees charged in connection with financial information systems design and implementation.

All Other Fees

The aggregate fees billed by Clifton Gunderson for non-audit services and all other fees for services rendered to the Company for the 2001 fiscal year were $17,050.00.

The Audit Committee has considered and ultimately determined that the provision of any of the non-audit services or other services provided by Clifton Gunderson to the Company is compatible with maintaining Clifton Gunderson's independence.

OTHER MATTERS

The Board of Directors does not know of any other business to be presented at the Annual Meeting and does not intend to bring other matters before the Annual Meeting.  However, if other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of the Company.

In order for any shareholder proposal for the 2003 Annual Meeting of Shareholders to be eligible for inclusion in the Company’s proxy statement relating to that meeting and to be presented for shareholder action at that meeting, it must be received by the Secretary of the Company at 100 South High Street, Columbus Grove, Ohio 45830, prior to November 20, 2002.  The form of proxy distributed by the Company with respect to the 2003 Annual Meeting of Shareholders may include discretionary authority to vote on any matter which is presented to the shareholders at the meeting if the Company does not receive notice of that matter at the above address prior to February 3, 2003.

By Order of the Board of Directors

E. Eugene Lehman

President and Chief Executive Officer

#

APPENDIX A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

UNITED BANCSHARES, INC.

ARTICLE I

The name of the Corporation is United Bancshares, Inc.

ARTICLE II

The place in the State of Ohio where the principal office of the Corporation is located is in the Village of Columbus Grove, County of Putnam.

ARTICLE III

The purpose for which the Corporation is formed is to engage in any lawful act or activity for which corporations may be formed under the Ohio General Corporation Laws (ORC Sections 1701.01 et seq.).

ARTICLE IV

The aggregate number of common shares which the Corporation shall have the authority to issue is 4,750,000 shares, all of which shall be without par value.

ARTICLE V

The amount of stated capital with which the Corporation will commence business is at least five hundred dollars ($500.00).

ARTICLE VI

The Board of Directors of the Corporation is hereby authorized to determine whether any and, if any, what part of its surplus, however created or arising, shall be used or disposed of or declared in dividends or paid to shareholders, and without action by the shareholders, to use and apply such surplus or any part thereof at any time or from time to time in the purchase or acquisition of shares of any class, voting trust certificates for shares, bonds, debentures, notes, scripts, warrants, obligations, evidences of indebtedness of the Corporation or other securities of the Corporation, to such extent or amount and in such manner and upon such terms as the Board of Directors of the Corporation shall deem expedient to the extent not prohibited by law.

ARTICLE VII

The Corporation shall have the power to indemnify its present and past directors, officers, employees and agents, and such other persons as it shall have the powers to indemnify, to the full extent permitted under, and subject to the limitations of, Title 17 of the Ohio Revised Code.

The Corporation may, upon the affirmative vote of a majority of its Board of Directors, purchase insurance for the purpose of indemnifying its directors, officers, employees and agents to the extent that such indemnification is allowed in the preceding paragraph.

ARTICLE VIII

The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee, which committee shall have and may exercise, to the extent provided by law, all of the authority of the Board of Directors in the management of the Corporation.

ARTICLE IX

Each shareholder shall be entitled to one vote for each share of stock standing in his name on the books of the Corporation.  No shareholder shall have the right to cumulate his voting power.

ARTICLE X

(A)

Except as set forth in paragraph (B) of this Article, the affirmative vote or consent of the holders of not less than eighty percent (80%) of the outstanding shares of stock of this Corporation entitled to vote in elections of directors shall be required:

(1)

to adopt any agreement for, or to approve, the merger or consolidation of this Corporation or any subsidiary with or into any other person,

(2)

to authorize any sale, lease, transfer, exchange, mortgage, pledge or other disposition to any other person of all or substantially all of the assets of this Corporation or any subsidiary, or

(3)

to authorize the issuance or transfer by this Corporation or any subsidiary of any voting securities or securities convertible into voting securities of this Corporation or any subsidiary in exchange or payment for the securities or assets of any other person, if such authorization is otherwise required by law or by any other agreement to which the Corporation or any subsidiary is a party.  If in any such case, as of the record date for the determination of shareholders entitled to notice thereof and to vote thereon or consent thereto, such other person is, or at any time within the preceding twelve months has been, the beneficial owner of 5% or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors.  If such other person is not, and has not been, such a 5% beneficial owner, the provisions of this paragraph (A) shall not apply, and the provisions of Ohio law shall apply.

(B)

The provisions of paragraph (A) of this article shall not apply, and the provisions of Ohio law shall apply, to (1) any transactions described herein if the Board of Directors by resolution shall have approved an agreement in principle with such other person setting forth the principal terms of such transaction and such transaction is substantially consistent therewith, provided that a majority of those members of the Board of Directors voting in favor of such resolution were duly elected and acting members of the Board of Directors prior to the time such other person became the beneficial owner of 5% or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; or (2) any transaction described herein if such other person is a corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation or its subsidiaries.

(C)

The affirmative vote or consent of the holders of not less than eighty percent (80%) of the outstanding shares of stock of the Corporation entitled to vote in elections of directors, voting for purposes of this Article as one class, shall be required for the adoption of any plan for the dissolution of the Corporation if the Board of Directors shall not have, by resolution adopted b the unanimous vote of all directors then in office, recommended to the shareholders the adoption of such plan for dissolution of the Corporation. If the Board of Directors shall have so recommended to the shareholders such plan for dissolution of the Corporation, the provisions of Ohio law shall apply.

(D)

For purposes of this Article,

(1)

any specified person shall be deemed to be the “beneficial owner” of shares of stock of the Corporation (a) which such specified person or any of its affiliates or associates owns directly or indirectly, whether of record or not, (b) which such specified person or any of its affiliates or associates has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, or (c) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clauses (a) and (b) above), by any other person with such specified person or any of its affiliates or associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of stock of the Corporation;

(2)

a “subsidiary” is any corporation more than 49% of the voting securities of which are owned, directly or indirectly, by the Corporation;

(3)

a “person” is any individual, corporation or other entity;

(4)

an “affiliate” of a specified person is any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the specified person;

(5)

an “associate” of a specified person is (a) any person of which such specified person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which such specified person has a substantial beneficial interest or as to which such specified person serves as trustee or in a similar capacity, or (c) any relative or spouse of such specified person, or any relative of such spouse, who has the same home as such specified person or any corporation which controls or is controlled by such specified person; and

(6)

an “agreement in principle” is a writing signed by another person and by the Board of Directors of this Corporation, or by a duly authorized officer thereof, which establishes the principal terms of a transaction described in paragraph (A) of this Article, and manifests an intention to negotiate toward a definitive agreement.

(E)

For purposes of determining whether a person owns beneficially 5% or more of the outstanding shares of the Corporation entitled to vote in elections of directors, the outstanding shares of stock of the Corporation shall include shares deemed owned through application of clauses (a), (b) or (c) in paragraph (D)(1) above, but shall not include any other shares which may be issuable pursuant to any agreement r upon exercise of conversion rights, warrants or options, or otherwise.

(F)

The Board of Directors shall have the power and duty to determine, for purposes of this Article, on the basis of information known to such board:

(1)

whether any person referred to in paragraph (A) of this Article owns beneficially 5% or more of the outstanding shares of stock of the Corporation entitled to vote in elections of directors; and

(2)

whether a proposed transaction is substantially consistent with any agreement in principle of the character referred to in paragraph (B) of this Article.

ARTICLE XI

No holder of any share or shares of any class issued by the Corporation shall be entitled as such, as a matter of right, at any time, to subscribe for or purchase (i) shares of any class issued by the Corporation, now or hereafter authorized, (ii) securities of the Corporation convertible into or exchangeable for shares of any class issued by the Corporation, now or hereafter authorized, or (iii) securities of the Corporation to which shall be attached or appertain to any rights or options whether by the terms of such securities or in the contracts, warrants, or other instruments (whether transferable or non-transferable or separable or inseparable from such securities) evidencing such rights or options entitling the holders thereof to subscribe for or purchase shares of any class issued by the Corporation, now or hereafter authorized; it being the intent and is the effect of this Article Tenth to fully eliminate any and all pre-emptive rights with respect to the shares of any class issued by the Corporation now or hereafter authorized.

These Amended and Restated Articles of Incorporation shall supersede all prior Articles of Incorporation.

A-#

APPENDIX B

REGULATIONS

OF

UNITED BANCSHARES, INC.

ARTICLE I

SHAREHOLDERS

(a)

Annual meeting.  The annual meeting of the shareholders shall be held at the principal office of the Corporation, or at such other place either within or without the State of Ohio as may be specified in the notice required under paragraph (c) of this Article no later than the fourth Wednesday in April of each year, or at such other time as may be fixed by the Board of Directors, at which time there shall be elected directors to serve until the end of the term to which they are elected and until their successors are elected and qualified.  Any other business may be transacted at the annual meeting without specific notice of such business being given, except such business as may require specific notice by law.

(b)

Special Meetings.  Special meetings of the shareholders may be called and held within or without the State of Ohio, as provided by law, except that in the event of a meeting of shareholders called by shareholders, there must be five or more shareholders owning in the aggregate not less than 25% of the issued and outstanding common stock of the Corporation.

(c)

Notice.  Notice of each annual or special meeting of the shareholders shall be given in writing either by the President, any Vice President, the Secretary, or any Assistant Secretary, not less than ten (10) days before the meeting.  Any shareholder may, at any time, waive any notice required to be given under these Regulations.

(d)

Quorum.  The shareholders present in person or by proxy at any meeting shall constitute a quorum unless a larger proportion is required to take an action stated in the notice of the meeting, in which case, to constitute a quorum, there shall be present in person or by proxy the holders of record of shares entitling them to exercise the voting power required by the Articles of Incorporation of the Corporation or applicable law to take the action stated.

(e)

Organization.  The President shall preside at all meetings of the shareholders, but in his absence the Chairman of the Board shall preside, and in his absence the shareholders shall elect another officer or a shareholder to so preside.  The Secretary of the Corporation shall act as Secretary of all meetings of the shareholders, but in the absence of the Secretary at any meeting of the shareholders, the presiding officer may appoint any person to act as Secretary of the meeting.

ARTICLE III

DIRECTORS

(a)

Number.  The Board of Directors shall be composed of not less than five (5) nor more than twenty (25) persons, as shall be fixed by the shareholders in accordance with applicable law, who shall be elected in accordance with the provisions of the Articles of Incorporation by action of the shareholders.  Any director's office created by the Board of Directors by reason of an increase in their number may be filled by action of a majority of the directors then in office.

(b)

Changes.  The number of directors fixed in accordance with the immediately preceding paragraph may also be increased or decreased by the Board of Directors at a meeting or by action in writing without a meeting, and the number of directors as so changed shall be the number of directors until further changed in accordance with this Section; provided, that no such decrease in the number of directors shall have the effect of shortening the term of any incumbent director; and provided, further, that the number of directors shall not be increased by the Board of Directors to more than three directors beyond the number of directors as fixed at the most recently held meeting of shareholders called for the purpose of electing directors.

(c)

Nominations.  Nominations for the election of directors may be made by the Board of Directors or a proxy committee appointed by the Board of Directors or by any shareholder entitled to vote in the election of directors generally.   However, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder's intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Corporation not later than (1) with respect to an election to be held at an annual meeting of shareholders, 45 days in advance of the corresponding date for the date of the preceding year's annual meeting of shareholders, and (2) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.  Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; and (d) the consent of each nominee to serve as a director of the Corporation if so elected.  The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the qualifications of such propsed nominee to serve as a director of the corporation.  The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

(d)

Vacancies.  Vacancies in the Board of Directors shall be filled as provided by the laws of the State of Ohio then in effect.

(e)

Time of Meeting.  The Board of Directors shall meet at the principal office of the Corporation, at least annually, immediately following the annual meeting of the shareholders, but the directors shall have the authority to change the time and place of such meeting by the adoption of by-laws or by resolution.

(f)

Call and Notice.  Meetings of the Board of Directors other than the annual meeting may be called at any time by the Chairman of the Board or the President and shall be called by the Chairman upon the request of two members of the Board.  Such meetings may be held at any place within or without the State of Ohio.  Notice of the annual meeting need not be given and each director shall take notice thereof, but this provision shall not be held to prevent the giving of notice in such manner as the Board may determine.  The Board shall decide what notice shall be given and the length of time prior to the meetings that such notice shall be given of all other meetings.  In the absence of a determination by the Board of what notice and the length of time prior to the meetings that such notice shall be given, notice of any special meeting shall be mailed to each director at the director’s residence or usual place of business at least two days before the day on which the meeting is held, or be given personally or by telephone or electronic mail not later than the day before the day on which the meeting is to be held.  Any meeting at which all of the directors are present shall be a valid meeting whether notice thereof was given or not and any business may be transacted at such a meeting.

(g)

Presence Through Communications Equipment.  Meetings of the Board of Directors, and meetings of any committee thereof, may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this subparagraph (g) shall constitute presence at such a meeting.

(h)

By-Laws.  The Board of Directors may adopt by-laws for their own government and that of the Corporation provided such by-laws are not inconsistent with the Articles of Incorporation or these Regulations.

(i)

Retirement.  No director shall be eligible for election or reelection upon reaching the age of seventy-two (72) years, provided, however, that this provision shall not apply to the initial Board of Directors of this Corporation, who shall retire when they feel they can no longer fulfill the duties of a director due to health or any other reason.

ARTICLE IV

COMMITTEES

The Board of Directors may, by resolution, designate not less than three (3) of its number to serve on an Executive Committee or such other committee or committees as the Board may from time to time constitute.  The Board of Directors may delegate to any such Executive Committee any of the authority of the directors, however conferred, other than that of filling vacancies among the directors or in any committee of the directors and to incur debts, excepting for current expenses, unless specifically authorized.  The specific duties and authority of any such committee or committees shall be stated in the resolution constituting the same.

ARTICLE V

OFFICERS

(a)

Number.  The officers of the Corporation shall be a Chairman of the Board, a President, a Secretary and a Treasurer, and one or more Vice Presidents if the Board establishes such offices.  Any two or more of the offices may be held by the same persons, but no officer shall execute, acknowledge, or verify any instrument in more than one capacity if such instrument is required to be executed, acknowledged or verified by two or more officers.

(b)

Other Officers.  The Board of Directors is authorized in its discretion to establish the office of Executive Vice President, and shall have the further power to provide for such other officers, assistant officers and agents as it shall deem necessary from time to time and may dispense with any of said offices and agencies at any time.

(c)

Election, Term and Removal.  At the first meeting of the Board of Directors after the annual meeting of shareholders, the Board shall select one of its members by a majority vote to be Chairman of the Board and shall select one of its members by a majority vote to be President of the Corporation.  It shall also select all other officers of the Corporation by a majority vote, but none of such other officers shall be required to be members of the Board, except the Chairman of the Board and President.  All officers of the Corporation shall hold office for one year and until their successors are elected and qualified.  The Board of Directors may remove any officer at any time, with or without cause, by majority vote.

(d)

Vacancies and Absence.  If any office shall become vacant by reason of the death, resignation, disqualification, or removal of the incumbent thereof, or other cause, the Board of Directors may elect a successor to hold office for the unexpired term in respect to which such vacancy occurred or was created.  In case of the absence of any officer of the Corporation or for any reason that the Board of Directors may determine as sufficient, the said Board may delegate the powers and duties of such officer to any other officer or to any director, except where otherwise provided by these Regulations or by statute, for the time being.

ARTICLE VI

DUTIES OF OFFICERS

(a)

Chairman of the Board.  The Chairman of the Board of Directors shall preside at all meetings of the Board, appoint all special or other committees unless otherwise appointed by the Board, confer with and advise all other officers of the Corporation, and perform such other duties as may be delegated to the Chairman from time to time by the Board.

(b)

President.  The President shall be the Chief Executive Officer and active head of the Corporation, and in the recesses of the Board of Directors and the Executive Committee, if the Board establishes such a committee, shall have general control and management of all its business and affairs.  The President shall make such recommendations to the Board of Directors, or any committees thereof, as he thinks proper, and he shall bring before said Board such information as may be required touching the business and property of the Corporation.  He shall perform generally all the duties incident to the office of President, as required or authorized by law and such as are usually vested in the President of a similar corporation, and any other duties delegated to the President from time to time by the Board.

(c)

Secretary.  The Secretary shall keep a record of all proceedings of the Board of Directors, and of all meetings of shareholders, and shall perform such other duties as may be assigned to the Secretary by the Board of Directors or the President.

(d)

Treasurer.  The Treasurer shall have charge of the funds and accounts of the Corporation and shall keep proper books of account showing all receipts, expenditures and disbursements of the Corporation, with vouchers in support thereof.  The Treasurer shall also from time to time, as required, make reports and statements to the Board of Directors as to the financial condition of the Corporation, and submit detailed statements of receipts and disbursements; he shall perform such other duties as shall be assigned to the Treasurer from time to time by the Board of Directors or the President.

(e)

Vice Presidents.  The Vice Presidents, including the Executive Vice President, if the Board establishes such offices, shall perform such duties as may be delegated to them by the Board of Directors, or assigned to them from time to time by the Board of Directors or the President.  A Vice President, if the Board establishes such office, may be designated by the Board to shall perform the duties and have the powers of the President in case of the absence of the latter from his office, and during such absence such Vice President shall be authorized to exercise all the functions of the President and shall sign all papers and perform all duties as acting President.

ARTICLE VII

STOCK

(a)

Certificates of Stock.  Each shareholder of this Corporation whose stock has been fully paid for shall be entitled to a certificate or certificates showing the number of shares registered in his or her name on the books of the Corporation.  Each certificate shall be signed by the Chairman of the Board or the President or any Vice President and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer.  A full record of each certificate, as issued, shall be entered on the stub thereof.

(b)

Transfers of Stock.  Shares shall be transferable on the books of the Corporation by the holders thereof in person or by a duly authorized attorney upon surrender of the Certificates therefor with duly executed assignment endorsed thereon or attached thereto.  Evidence of authority to endorse any certificate and to request its transfer shall be produced to the Corporation upon request.  In case of transfer by executors, administrators, guardians or other legal representatives or fiduciaries, appropriate legal evidence of their authority to act shall be produced and may be required to be filed with the Corporation.  No transfer shall be made until the stock certificate in question and such evidence of authority are delivered to the Corporation.

(a)

Transfer Agents and Registrars.   The Board of Directors may appoint an agent or agents to keep the records of the shares of the Corporation, or to transfer or to register shares, or both, in Ohio or any other state and shall define the duties and liabilities of any such agent or agents.

(d)

Lost, Destroyed or Mutilated Certificates.  If any certificate of stock in this Corporation becomes worn, defaced or mutilated, the Board of Directors, upon production and surrender thereof, may order the same cancelled, and may issue a new certificate in lieu of the same.  If any certificate of stock be lost or destroyed, a new certificate may be issued upon such terms and under such regulations as may be adopted by the Board of Directors.

ARTICLE VIII

AMENDMENTS

These Regulations, or any of them, may be altered, amended, added to or repealed as provided by law and the Articles of Incorporation of the Corporation.

B-#

PROXY

UNITED BANCSHARES, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 2002

The undersigned, having received notice of the Annual Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at 7:30 p.m., April 24, 2002, hereby designates and appoints the Proxy Committee of the Board of Directors, as attorney and proxy for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Annual Meeting of Shareholders, or at any adjournments thereof, such proxy being directed to vote as specified below on the following proposals and, in its discretion, on any other business that may properly come before the Annual Meeting or any adjournments thereof:

Proposal 1.

For the Amendment and Restatement of the Articles of Incorporation as described in the Proxy Statement:

FOR	AGAINST	ABSTAIN

Proposal 2.

For the Adoption of the proposed Regulations as described in the Proxy Statement:

FOR	AGAINST	ABSTAIN

Proposal 3.

To elect the following nominees to the Board of Directors:

Robert L. Dillhoff	Joe S. Edwards, Jr.	Thomas J. Erhart	P. Douglas Harter
E. Eugene Lehman	Carl L. McCrate	John P. Miller	William R. Perry
James N. Reynolds	H. Edward Rigel	David P. Roach	Daniel W. Schutt

FOR the nominees (except as marked to the contrary below)	WITHHOLD AUTHORITY for one or more of the nominees

If you wish to withhold authority to vote for any nominee, enter the name(s) on the following line:

_________________________________________________________________________________

Continued on Reverse

This proxy when properly executed (1) will be voted in the manner directed herein by the undersigned shareholder, or (2) if no direction is made, this proxy will be voted FOR the amendment to the Articles of Incorporation, FOR the adoption of the Regulations and FOR the election of the named nominees.  The Board of Directors recommends a FOR vote on each proposal FOR the adoption of the Regulations.

__________________________________

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Signature

Date

__________________________________

Signature

(please sign exactly as your name appears hereon. All joint owners should sign.  When signing in a fiduciary capacity or as corporate officer, please give your full title as such.)

ALL FORMER PROXIES ARE HEREBY REVOKED Please complete, sign, date and promptly mail this proxy in the enclosed postage-paid envelope